United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 29, 2023

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

First Reconvened Annual Meeting

On December 29, 2023, Pineapple Energy Inc. (the “Company”) held its reconvened 2023 Annual Meeting of Shareholders (the “First Reconvened Annual Meeting”). At the First Reconvened Annual Meeting, the Company's shareholders voted on the two proposals described below, which had not been approved at the original 2023 Annual Meeting of Shareholders held on December 14, 2023 (the “Original Annual Meeting”), as previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2023. The proposals presented at the First Reconvened Annual Meeting are described in detail in the Company's definitive proxy statement for its 2023 Annual Meeting of Shareholders filed with the SEC on November 3, 2023 (the “Proxy Statement”).

Of the 10,201,757 shares of common stock, par value $0.05 per share (the “Common Stock”), outstanding and entitled to vote at the First Reconvened Annual Meeting, 7,727,212, or 75.74%, of the outstanding shares, were present either in person or by proxy.

The results for each of the proposals submitted to a vote of shareholders at the First Reconvened Annual Meeting are as follows:

Proposal 3: Authorized Share Amendment Proposal

The Company's shareholders approved an amendment of the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 112,500,000 by voting as follows:

For	Against	Abstain	Broker Non-Votes
5,273,346	952,819	15,492	1,485,555

Proposal 5: Reverse Stock Split Proposal

The Company's shareholders did not approve a reverse stock split of the outstanding shares of the Company's Common Stock, at a ratio within a range of 1-for-2 to 1-for-15, as determined by the Board, by voting as follows:

For	Against	Abstain
6,618,769	1,068,446	39,997

Pursuant to the approval of Proposal 7 at the Original Annual Meeting, and due to Proposal 5 not receiving sufficient votes for approval at the First Reconvened Annual Meeting, the Company further adjourned the Annual Meeting to January 3, 2024 with respect to Proposal 5. During the period of adjournment, the Company continued to solicit votes from its shareholders with respect to Proposal 5.

Second Reconvened Annual Meeting

On January 3, 2024, the Company held its second reconvened 2023 Annual Meeting of Shareholders (the “Second Reconvened Annual Meeting”). At the Second Reconvened Annual Meeting, the Company's shareholders voted on Proposal 5 as described below. The proposal presented at the Second Reconvened Annual Meeting is described in detail in the Proxy Statement.

Of the 10,201,757 shares of Common Stock outstanding and entitled to vote at the Second Reconvened Annual Meeting, 8,039,777, or 78.80%, of the outstanding shares, were present either in person or by proxy.

The results for the proposal submitted to a vote of shareholders at the Second Reconvened Annual Meeting are as follows:

Proposal 5: Reverse Stock Split Proposal

The Company's shareholders approved a reverse stock split of the outstanding shares of the Company's Common Stock, at a ratio within a range of 1-for-2 to 1-for-15, as determined by the Board, by voting as follows:

For	Against	Abstain
6,927,250	1,072,540	39,987

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: January 4, 2024